UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008

Global Energy Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-28025	86-0951473
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

415 Madison Avenue, 15th Floor, New York, NY		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		646-673-8435

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

On February 19, 2008, we announced that we are currently in negotiations with joint venture partners in Germany and Poland for the construction of plants that would convert municipal solid waste materials into mineral renewable energy.

For further information, please see our attached news release dated February 19, 2008.

A copy of the news release relating to the above transaction is attached hereto as an exhibit to this current report on Form 8-K. The foregoing summary of the joint venture is qualified in its entirety by reference to such exhibit, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

99.1	News release dated February 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC.

Per: /s/ Asi Shalgi

Asi Shalgi
President and Chief Executive Officer
February 19, 2008